                                                                   Exhibit 10(v)
                                                                   -------------

                         REGISTRATION RIGHTS AGREEMENT


  This Registration Rights Agreement dated as of ___________, 2000 (this "Agreement"), by and among Enviro-Clean of America, Inc., a Nevada corporation (the "Issuer"), and the new investors who execute a counterpart of this Agreement (the "Investors") and will participate in the offering (the "Offering") of shares of Common Stock (the "Offered Shares") pursuant to the Private Placement Memorandum dated May 30, 2000:

  WHEREAS, the Issuer is entering into the Offering and desires to extend certain registration rights for the Offered Shares to the Investors who will participate in the Offering:

  NOW, THEREFORE, the parties hereto in consideration of the mutual promises contained herein and intending to be legally bound do hereby agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS

  Section 1.1  Definitions. The following terms, as used herein, shall have the
               -----------
following respective meanings:

  "Commission" means the Securities and Exchange Commission or any successor governmental body or agency.

  "Common Stock" means the Common Stock, par value $0.001 per share, of the Issuer.

  "Disadvantageous Condition" has the meaning ascribed thereto in Section 2.2.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Holder" means the Investors and any direct or indirect transferee of the Investors who shall agree to be bound by the terms of this Agreement.

  "Person" or "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

  "Registrable Securities" means the Offered Shares; provided, however, that Registrable Securities shall not include any shares of Common Stock (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (ii) which have been sold pursuant to Rule 144 of the Commission under the Securities Act.

  "Registration Expenses" means any and all expenses incident to performance of or compliance with any registration of securities pursuant to Article 2, including, without limitation,

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(i) all registration and filing fees, (ii) all fees and expenses associated with filings required to be made with the NASD, as may be required by the rules and regulations of the NASD, (iii) fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), (iv) rating agency fees, (v) printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Shares), (vi) messenger and delivery expenses, (vii) the Issuer's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (viii) the fees and expenses incurred in connection with any listing of the Registrable Shares, (ix) fees and expenses of counsel for the Issuer and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), (x) Securities Act liability insurance (if the Issuer elects to obtain such insurance), (xi) the fees and expenses of any special experts retained by the Issuer in connection with such registration, (xii) the fees and expenses of other persons retained by the Issuer and (xiii) reasonable fees and expenses of one firm of counsel for the Selling Holders (which shall be selected by the Holders of a majority of the Registrable Securities being included in any particular registration statement).

  "Required Shelf Registration" has the meaning ascribed thereto in Section 2.1.

  "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

  "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

  "Securities Act" means the Securities Act of 1933, as amended.

  "Seller Affiliates" has the meaning ascribed thereto in Section 2.6.

  "Selling Holder" means any Holder who sells Registrable Securities pursuant to a public offering registered hereunder.

  "Shelf Registration" means the registration under the Securities Act of a Rule 415 Offering.

  "Shelf Registration Statement" means a registration statement intended to effect a Shelf Registration.

  "Shelf Termination Date" has the meaning ascribed thereto in Section 2.1(c).

  Section 1.2  Internal References. Unless the context indicates otherwise,
               -------------------
references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

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                                   ARTICLE 2
                              REGISTRATION RIGHTS

  Section 2.1  Shelf Registration on Form S-3. At any time after the date that
               ------------------------------
is six months from the date hereof, if requested by a Holder or Holders holding a majority in interest of the Registrable Securities, as soon as practicable (but in any event not more than 15 days) after such request, the Issuer shall prepare and file with the Commission a Shelf Registration Statement on Form S-3 that shall include all Registrable Securities (the "Required Shelf Registration"); provided, however, that the Issuer will not be required to file such Required Shelf Registration pursuant to this Agreement if Issuer is not eligible to register securities on Form S-3 at the time a request for such registration is made pursuant to this Section 2.1. The Issuer shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable after such request; provided, however, that the Issuer shall have no obligation to cause such Shelf Registration Statement to be declared effective on a date that is prior to the nine months of this Agreement. Notwithstanding anything else contained in this Agreement, the Issuer shall only be obligated to keep such Shelf Registration Statement effective until the earliest of:

       (a) (i) 12 months after the date such Shelf Registration Statement has been declared effective, provided that such 12-month period shall be extended by (1) the length of any period during which the Issuer delays in maintaining the Shelf Registration Statement current pursuant to Section 2.2, (2) the length of any period (in which such Shelf Registration Statement is required to be effective hereunder) during which such Shelf Registration Statement is not maintained effective, and (3) such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by Section 2.4(d) below is given by the Issuer to (y) the date on which the Issuer delivers to the Holders of Registrable Securities the supplement or amendment contemplated by Section 2.4(d) below;

       (b) such time as all Registrable Securities have been sold or disposed of thereunder or sold, transferred or otherwise disposed of to a Person that is not a Holder; and

       (c) such time as all securities owned by the Holders have ceased to be Registrable Securities (the earliest of (a), (b) and (c) being the "Shelf Termination Date").

  Section 2.2  Certain Delay Rights. Notwithstanding any other provision of this
               --------------------
Agreement to the contrary, if at any time while the Required Shelf Registration is effective the Issuer provides written notice to each Holder that in the good faith and reasonable judgment of the Board of Directors of the Issuer it would be materially disadvantageous to the Issuer (because the sale of Registrable Securities covered by such registration statement or the disclosure of information therein or in any related prospectus or prospectus supplement would materially interfere with any acquisition, financing or other material event or transaction in connection with which a registration of securities under the Securities Act for the account of the Issuer is then intended or the public disclosure of which at the time would be materially prejudicial to the

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Issuer (a "Disadvantageous Condition")) for sales of Registrable Securities thereunder to then be permitted, and setting forth the general reasons for such judgment, the Issuer may refrain from maintaining current the prospectus contained in the Shelf Registration Statement until such Disadvantageous Condition no longer exists (notice of which the Issuer shall promptly deliver in writing to each Holder). With respect to each Holder, upon the receipt by such Holder of any such notice of a Disadvantageous Condition , such Holder shall forthwith discontinue use of the prospectus and any prospectus supplement under such registration statement and shall suspend sales of Registrable Securities until such Disadvantageous Condition no longer exists and, as applicable, if so directed by the Issuer by notice as aforesaid, such Holder will deliver to the Issuer all copies, other than permanent filed copies then in such Holder's possession, of the prospectus and prospectus supplements then covering such Registrable Securities at the time of receipt of such notice as aforesaid.

  Section 2.3  Expenses. Except as provided herein, the Issuer shall pay all
               --------
Registration Expenses with respect to each registration hereunder, whether or not any registration statement becomes effective. Notwithstanding the foregoing,
(i) each Holder and the Issuer shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses, (ii) each Holder shall be responsible for the legal fees and expenses of its own counsel (except as provided in the definition of Registration Expenses) and (iii) each Holder shall be responsible for all underwriting discounts and commissions, selling or placement agent or broker fees and commissions, and transfer taxes, if any, in connection with the sale of securities by such Holder.

  Section 2.4  Registration and Qualification. If and whenever the Issuer is
               ------------------------------
required to effect the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Issuer shall as promptly as practicable:

       (a) prepare, file and cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered in accordance with the intended method of disposition thereof;

       (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the Shelf Termination Date;

       (c) furnish to the Holders of Registrable Securities (i) such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), (ii) such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and (iii) such documents incorporated by reference in such registration statement or prospectus, as the Holders of Registrable Securities may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder (it being understood that, subject to the requirements of the Securities Act and applicable state securities laws, the Issuer consents to the use of the prospectus and any amendment or supplement thereto by each Holder of Registrable Securities in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);

       (d) promptly notify each Selling Holder in writing (i) at any time when a prospectus relating to a registration pursuant to this Agreement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the Commission or any other regulatory body having jurisdiction for any additional information or amendment or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of any Selling Holder, promptly prepare and furnish to each Selling Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

       (e) cause all such Registrable Securities covered by such registration to be listed on each securities exchange and included for quotation on each automated interdealer quotation system on which the Common Stock is then listed or included for quotation;

       (f) provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

       (g) cooperate with each Selling Holder participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

       (h) during the period when a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

       (i) prepare and file with the Commission promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Issuer, are required in connection with the distribution of the Registrable Securities;

       (j) advise each Selling Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of any registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to

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

  prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

       (k) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to this Agreement unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders.

  Section 2.6  Indemnification.
               ---------------

       (a) The Issuer agrees to indemnify and reimburse, to the fullest extent permitted by law, each Selling Holder, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such seller of Registrable Securities (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "Seller Affiliates") against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 2.6(c) below) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance upon and in strict conformity with information furnished in writing to the Issuer by such Selling Holder or any Seller Affiliate for use therein or arise from such Selling Holder's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Issuer has furnished such Selling Holder or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 2.6(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

       (b) In connection with any registration statement in which a Selling Holder is participating, each such Selling Holder will furnish to the Issuer in writing such information and affidavits as the Issuer reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such Selling Holder will indemnify the Issuer and its directors and officers and each Person who controls the Issuer (within the meaning of the Securities Act or the Exchange
  Act) against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 2.6(c) below) resulting from: (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by such Selling Holder or any of its Seller Affiliates specifically for inclusion in the registration statement; or (ii) such Selling Holder's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Issuer has furnished such Selling Holder or Seller Affiliate with a sufficient number of copies of the same; provided, that the obligation to indemnify will be several, not joint and several, among such Selling Holders, and the liability of each such Selling Holder will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Selling Holder from the sale of Registrable Securities pursuant to such registration statement; provided, however, that such Selling Holder shall not be liable in any such case to the extent that, prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such Selling Holder has furnished in writing to the Issuer information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Issuer.

       (c) Any Person entitled to indemnification hereunder will give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent such failure prejudiced the indemnifying party) and permit such indemnifying party to assume the defense of such claim; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim or (iii) in the reasonable opinion of counsel to such indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (A) such settlement or compromise contains a full and unconditional release of the indemnified party or (B) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

       (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.6(a) or Section 2.6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
  Section 2.6(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in
  Section 2.6(c) above, defending any such action or claim. Notwithstanding the provisions of this Section 2.6(d), no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 2.6(d) to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

       If indemnification is available under this Section 2.6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in
  Section 2.6(a) and Section 2.6(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.6(d) subject, in the case of the Holders, to the limited dollar amounts set forth in Section 2.6(b).

       The indemnification and contribution provided for under this Agreement shall be in addition to any liability which any party may otherwise have to any other party and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of the Common Stock and the termination of this Agreement.


                                   ARTICLE 3
                                 MISCELLANEOUS

  Section 3.1  Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

  Section 3.2  Successors and Assigns. Whether or not an express assignment has
               ----------------------
been made pursuant to the provisions of this Agreement, provisions of this Agreement that are for the Holders' benefit as the holders of any Common Stock are, except as otherwise expressly provided herein, also for the benefit of, and enforceable by, all subsequent holders of such Common Stock, except as otherwise expressly provided herein. This Agreement shall be binding upon the Issuer, each Holder, and, except as otherwise expressly provided herein, their respective heirs, devisees, successors and assigns.

  Section 3.3  Duplicate Originals. All parties may sign any number of copies of
               -------------------
this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

  Section 3.4  Amendments, Waivers, Etc. This Agreement may not be amended,
               ------------------------
changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Issuer and Holders representing a majority of the Registrable Securities then held by all Holders.

  Section 3.5  Notices. All notices, requests, demands and other communications
               -------
required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail with postage prepaid:

               If to the Company, to:   Enviro-Clean of America, Inc.
                                        211 Park Avenue
                                        Hicksville, New York  11801-1408
                                        Attn:  Richard Kandel, Chairman/CEO
                                        Phone: (516) 931-4455
                                        Fax:   (516) 931-3530

                    (with a copy to:)   Akin, Gump, Strauss, Hauer & Feld,L.L.P.
                                        300 Convent, Suite 1500
                                        San Antonio, Texas 78205
                                        Attn: Alan Schoenbaum
                                        Phone: (210) 281-7000
                                        Fax:   (210) 224-2035

       If to the Investors, to the address and facsimile number of each Investor as set forth on Exhibit A of this Registration Rights Agreement, or to such other person or address as the Investor shall furnish to the Company in writing.

  Section 3.6  Severability. Whenever possible, each provision or portion of any
               ------------
provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

  Section 3.7  No Waiver. The failure of any party hereto to exercise any right,
               ---------
power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

  Section 3.8  No Third Party Beneficiaries. Except as expressly provided in
               ----------------------------
Section 2.6; this Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto; provided, that, this Agreement is also intended to be for the benefit of and is enforceable by each Holder.

  Section 3.9  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

  Section 3.10  Descriptive Headings. The descriptive headings used herein are
                --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

  Section 3.11  Counterparts. This Agreement may be executed in counterpart,
                ------------
each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.


  IN WITNESS WHEREOF, the parties have caused this agreement to be duly executed and delivered as of the day and year first above written.

                            (Signature Page Follows)

                          [COMPANY SIGNATURE PAGE TO
                        REGISTRATION RIGHTS AGREEMENT]



ENVIRO-CLEAN OF AMERICA, INC.



BY:_________________________________
    Randall K. Davis,
    President



[INVESTORS SIGNATURE PAGES FOLLOW]

                          [INVESTOR SIGNATURE PAGE TO
                        REGISTRATION RIGHTS AGREEMENT]


THE INVESTORS

                       _____________________________________________________
                       Name of Investor if Entity or Signature if Individual

                       By:__________________________________________________

                       Title:_______________________________________________

                       _____________________________________________________
                       Please type or print name

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